Whitehall

Whitehall Jewellers, Inc.


Whitehall Co.

Forward Looking Statements

This release contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this report, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment as of the date of this report with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. Whitehall Jewellers undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward-looking statements contained in this report: (1) economic conditions, the retail sales environment and our ability to execute our business strategy and the related effects on comparable store sales and other results; (2) the extent and results of our store expansion strategy and associated occupancy costs, and access to funds for new store openings; (3) the seasonality of our business; (4) the extent and success of our marketing and promotional programs; (5) personnel costs and the extent to which we are able to retain and attract key personnel; (6) competition; (7) the availability and cost of consumer credit; (8) relationships with suppliers; (9) our ability to maintain adequate information systems capacity and infrastructure; (10) our leverage and cost of funds; (11) our ability to maintain adequate loss prevention measures; (12) fluctuations in raw material prices, including diamond, gem and gold prices; (13) the extent and results of our E-commerce strategies and those of others; (14) regulation affecting the industry generally, including regulation of marketing practices; (15) the successful integration of acquired locations and assets into our existing operations; and (16) the risk factors identified from time to time in our filings with the Securities and Exchange Commission.

Company Highlights

- 372 Fine Jewelry Stores in Regional Malls (38 states)
  - Whitehall Co. Jewellers (313 Stores)
  - Lundstrom Jewelers (59 Stores)
- 5th Largest Fine Jewelry Specialty Retailer in USA
- Long History of Strong Profitability and Growth
- Unique, Proven Business Model in Consolidating Industry
- Potential to Grow to 1,000+ Stores
- Experienced Management Team

The Whitehall Concept

- Small Store Format
- No Credit Risk
- Upscale Merchandise for a Middle Income to Affluent Customer Base
- Proven Marketing Approach

Real Estate Strategy

- Small Store – Prototype 750 Square Feet
  - Numerous Site Opportunities
  - Lower Occupancy Expense
  - Lower Personnel Expense
- Attractive Stores in Key Locations
  - Key Corner Locations – High Traffic
  - Open Store Fronts
  - Showcases on Lease Line
- Highly Productive Stores
  - Sales of $1,100 per Square Foot
  - Profitable in First Quarter of Operation


Whitehall co.


LUNDSTROM

Store Growth

- Rapid Growth in the 1990's
  - Organic
  - Acquisitions
- Continued Growth in the 2000's
  - Over 80% of Growth Under Whitehall Brand
  - Growth Concentrated in Existing Markets
  - 16 New Stores in 2002
  - Approx. 10% New Store Growth Starting in 2003

New Store Growth



# of Stores Operating
400
350
300
250
200
150
100
50
0
146
164
191
250
290
348
364
*
1995
1996
1997
1998
1999
2000
2001

* Includes 36 Store Acquisition

Existing Stores New Stores

Store Locations



372 Stores in 38 States Open as of April 30, 2002

Compelling Demographics

- Maturing U.S. Population
- Higher Disposable Income
- Increasing Inheritances

Jewelry Expenditures by Age Group

Dollars (per capita) [a]



$60
$100
$100
$140
$170
$15
<25
25-34
35-44
45-54
55-64
65-74
>75

(a) Age of head of household.
Source: Bureau of Labor Statistics Consumer Survey.

Differentiated Merchandising Strategy

- Upscale Merchandise
  - 15% of sales from items over $3,000
  - 30% of sales from items over $1,500
- Bridal Jewelry
  - Over 50% of Total Sales
  - Consistent Business
  - Average Bridal Sale - $1,324
  - Customer Relationship Driven
- Diamond Sales
  - 64% of Total Sales
  - Higher Quality Stones
  - Certified Diamond Programs
  - Leverage of our Buying Power



15.0%
18.5%
1.5%
64%
Diamonds
Watches
Gold
Gemstones

Average Merchandise Sale



$245
$303
$319
$307
1994
1995
1996
1997
1998
1999
2000
2001

Credit, Merchandise Margin & Operational Strategies

- No Credit Risk
  - In-Store Customer Payments (starting 2002)
- Merchandise Margin Improvements
  - Repair Margin Opportunities
  - Stricter Controls on In-Store Discounting
- Service Income
  - Service Plan Revenue Grew 30% in 2001
  - Expected Gross Revenue of $10 million+ in 2002
- Leverage Technology Improvements
  - New POS System in 2001
  - Fewer Support Office Employees

Marketing Strategies

- Highly Productive Mailing List
  - 450,000 Credit Customer Names
  - 3 Million Total Customer Names
- Christmas Results
  - 1.3 Million Pieces Mailed
  - Response Rate Approx. 6%
- Monthly Mailings
  - Response Rate Approx. 7%

2001 Accomplishments

- Re-engineered Business – Control/Profitability
- Eliminated Marginal Lines of Business
- Improved Gross Margin
- Reduced Personnel Expense
- Reduced Average Store Inventory
- Generated $16.2 Million Free Cash Flow – with 27 New Stores
- Earned 55% More in Q4 2001
- Despite Recession - Higher EPS in FY 2001

Growth Outlook

- Top Line Growth
  - 3% - 5% Same Store Sales Growth
  - Approx. 10% New Stores Per Year
- Improving Operating Margin – To Peak Historical Levels
  - Gross Margin Opportunities
  - Controlled and Leveraged SG&A
- Lower Levels of Bank Debt
  - Strong Cash Flow from Operations
  - Greater Flexibility
- Higher Return/Lower Risks
  - Lower Average Store Working Capital Investment

Financial Guidance

	Actual Fiscal 2001	Projected Fiscal 2002	Projected Fiscal 2003 and Beyond *
Comparable Store Sales	-10.7%	Q1-Q3: +Low Single Digit % Q4: +4% - 5%	3% - 5% per year
Operating Margin	6.6%	Approx. 7% - 8%	Growing to 11%+
Net Income Rate	3%	Approx. 4%	Growing to 6%+
EPS	$0.69	$0.95 - $1.05	20% Compounded Growth

** Several years beginning fiscal 2003 and assuming no economic downturn*

Financial Performance

Sales Performance

($ in millions)

Sales



$155.5
$188.9
$238.9
$315.4
$355.0
$338.9
350- $360 *
1996
1997
1998
1999
2000
2001
2002

* Analysts' Consensus Range

Net Income as Percentage of Sales


4.7%
5.9%
6.0%
6.2%
3.0%
3.0%
1996
1997
1998
1999
2000
2001

4th Quarter Recap

($ Millions Except EPS)

	2000	2001	Change
Sales	134.3	130.5	-2.8%
Operating Profit	17.9	26.0	+45.5%
EPS	$0.69	$1.07	+55%

Fiscal 2001 Financial Recap

($ Millions Except EPS)

	2000	2001
Sales	$355.1	$338.9
Operating Profit	$22.3	$22.4
EPS	$0.65	$0.69
Bank Debt	$61.2	$45.0

Investment Thesis

- Why Invest in the Jewelry Industry
  - Little or No Fashion risk
  - Fragmented Industry
  - Favorable Demographic Trends
- Why Invest in Whitehall
  - Differentiated Concept
  - No Credit Risk
  - Significant Growth Opportunities
  - Growth Financed Internally
  - Strong Balance Sheet
  - Disciplined Management Team – with Approx. 20% Equity Stake


Whitehall co.


LUNDSTROM